UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Pineapple Energy Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 14, 2023

Pineapple Energy Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive Minnetonka, MN	55343
(Address of Principal Executive Offices)	(Zip Code)

(952) 996-1674

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.05 per share	PEGY	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment to Employee Stock Purchase Plan

As reported below in Item 5.07, on December 14, 2023, the shareholders of Pineapple Energy Inc. (the “Company”) approved an amendment to the Company’s 2022 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of common stock, par value $0.05 per share (the “Common Stock”), authorized for issuance under the ESPP from 200,000 to 500,000 shares (the “ESPP Amendment”). The ESPP Amendment was included as Proposal 4 in the Company’s definitive proxy statement for its 2023 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on November 3, 2023 (the “Proxy Statement”). A copy of the ESPP, as amended to reflect the ESPP Amendment, is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On December 14, 2023, the Company held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the seven proposals described below. The proposals presented at the Annual Meeting are described in detail in the Proxy Statement.

Of the 10,201,757 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, 6,951,013, or 68.13%, of the outstanding shares, were present either in person or by proxy.

The results for each of the proposals submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors Proposal

The following nominees were elected to serve as directors for a term that will last until the Company’s 2024 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified. The voting with respect to the election of directors was as follows:

Nominee	Votes For	Withheld	Broker Non-Votes
Marilyn Adler	4,804,521	263,942	1,882,550
Thomas Holland	4,810,563	257,900	1,882,550
Scott Honour	3,236,932	1,831,531	1,882,550
Roger Lacey	4,699,291	369,172	1,882,550
Scott Maskin	4,734,797	333,666	1,882,550
Randall Sampson	4,806,733	261,730	1,882,550
Kyle Udseth	3,416,685	1,651,778	1,882,550

Proposal 2: Auditor Ratification Proposal

The Company’s shareholders ratified the appointment of UHY LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 by voting as follows:

For	Against	Abstain
6,703,791	50,775	196,447

Proposal 3: Authorized Share Amendment Proposal

The Company’s shareholders did not approve the amendment of the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 75,000,000 to 112,500,000 by voting as follows:

For	Against	Abstain	Broker Non-Votes
3,170,824	1,882,767	14,872	1,882,550

Proposal 4: Proposal to Amend the 2022 Employee Stock Purchase Plan

The Company’s shareholders approved the amendment of the Company’s 2022 Employee Stock Purchase Plan to increase the number of shares of common stock authorized for issuance under the Plan from 200,000 to 500,000 shares by voting as follows:

For	Against	Abstain	Broker Non-Votes
4,653,720	401,820	12,923	1,882,550

Proposal 5: Reverse Stock Split Proposal

The Company’s shareholders did not approve a reverse stock split of the outstanding shares of the Company’s common stock, at a ratio within a range of 1-for-2 to 1-for-15, as determined by the Board, by voting as follows:

For	Against	Abstain
5,889,031	1,017,262	44,720

Proposal 6: Private Placement Proposal

The Company’s shareholders approved the potential approve the issuance of up to $20.0 million of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of up to 20% below the market price of the Common Stock in accordance with Nasdaq Listing Rule 5635(d) by voting as follows:

For	Against	Abstain	Broker Non-Votes
4,191,765	829,762	46,936	1,882,550

Proposal 7: Adjournment Proposal

The Company’s shareholders approved the one or more adjournments of the Annual Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve any of the proposals at the time of the Annual Meeting by voting as follows:

For	Against	Abstain
3,946,730	2,911,576	92,707

Pursuant to the approval of Proposal 7, and due to neither Proposal 3 nor Proposal 5 receiving sufficient votes for approval at the Annual Meeting, the Company adjourned the Annual Meeting with respect to Proposals 3 and 5. During the period of the adjournment, the Company will continue to solicit votes from its shareholders with respect to Proposal 3 and Proposal 5.

Shareholders will be able to attend the reconvened Annual Meeting via live webcast at www.virtualshareholdermeeting.com/PEGY2023 on Friday, December 29, 2023 at 9:00 a.m. Central Time. Shareholders who have already submitted their proxy do not need to resubmit their proxy. Proxies previously submitted in respect of Proposals 3 and 5 for the Annual Meeting will be voted at the reconvened Annual Meeting as indicated therein, unless properly revoked in accordance with the procedures described in the Proxy Statement. The record date for determining shareholders eligible to vote at the reconvened Annual Meeting will remain the close of business on October 30, 2023.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Pineapple Energy Inc. 2022 Employee Stock Purchase Plan, as amended (incorporated by reference to Appendix B to the Company’s Proxy Statement filed on November 3, 2023)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PINEAPPLE ENERGY INC

	By:	/s/ Kyle J. Udseth
Kyle J. Udseth, Chief Executive Officer

Date: December 20, 2023